Exhibit 99.1

PROS Holdings, Inc. Announces Private Offering of $125 Million of Convertible Senior Notes due 2019

HOUSTON, December 3, 2014 - PROS Holdings, Inc. (NYSE: PRO) (the “Company”) today announced that it intends to offer, subject to market conditions and other factors, $125 million aggregate principal amount of convertible senior notes due 2019 (the “Convertible Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company expects to grant an option to the initial purchasers to purchase up to an additional $18.75 million aggregate principal amount of Convertible Notes.

The Convertible Notes will be unsecured, unsubordinated obligations of the Company and are expected to pay interest semiannually. The Convertible Notes will mature on December 1, 2019, unless repurchased or converted in accordance with their terms prior to such date. Prior to September 1, 2019, the Convertible Notes will be convertible only upon the satisfaction of certain conditions and during certain periods, and thereafter at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date regardless of these conditions. The Convertible Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election. The initial conversion rate, interest rate and other terms of the Convertible Notes will be determined at the time of pricing in negotiations with the initial purchasers of the Convertible Notes.

In connection with the offering, the Company intends to enter into privately negotiated convertible note hedge transactions with the initial purchasers or their affiliates (in this capacity, the “option counterparties”). The convertible note hedge transactions will cover, subject to anti-dilution adjustments, the number of shares of common stock underlying the Convertible Notes sold in the offering. The Company also intends to enter into privately negotiated warrant transactions with the option counterparties whereby the Company will sell to the option counterparties warrants to purchase (subject to net share settlement provisions) up to the same number of shares of the Company’s common stock, subject to customary anti-dilution adjustments. If the initial purchasers exercise their option to purchase additional notes, the Company may enter into additional convertible note hedge transactions and additional warrant transactions with the option counterparties. The convertible note hedge transactions are generally expected to reduce potential dilution to the Company’s common stock upon conversion of the Convertible Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be. The warrant transactions could have a dilutive effect on the Company’s common stock to the extent that the market value per share of the Company’s common stock exceeds the strike price of the warrants.

The Company intends to use a portion of the net proceeds of the offering to pay the cost of the convertible note hedge transactions (after such cost is partially offset by the proceeds that it receives from the sale of warrants pursuant to the warrant transactions). The Company intends to use the remainder of the net proceeds from the offering for general corporate purposes, including working capital, capital expenditures, potential acquisitions and strategic transactions. If the initial purchasers exercise their option to purchase additional notes, the Company intends to use a portion of the net proceeds to fund the cost of entering into additional convertible note hedge transactions. Any remaining net proceeds from the sale of additional notes will be used for general corporate purposes.

The Company has been advised that, in connection with establishing their initial hedge positions with respect to the convertible note hedge transactions and the warrant transactions, the option counterparties and/or their affiliates (i) expect to purchase shares of the Company’s common stock and/or enter into derivative transactions with respect to the

Company’s common stock concurrently with, or shortly after, the pricing of the Convertible Notes and (ii) may modify their hedge positions by entering into or unwinding derivative transactions with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes. These activities could have the effect of increasing, or preventing a decline in, the market price of the Company’s common stock concurrently with, or shortly following, the pricing of the Convertible Notes. The effect, if any, of these activities, including the direction or magnitude, on the market price of the Company’s common stock will depend on a variety of factors, including market conditions, and cannot be ascertained at this time. In addition, the option counterparties and/or their affiliates may modify their hedge positions by entering into or unwinding derivative transactions with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other of the Company’s securities in secondary market transactions following the pricing of the Convertible and prior to the maturity of the Convertible Notes. The effect, if any, of these activities on the market price of the Company’s common stock will depend on a variety of factors, including market conditions, and cannot be ascertained at this time. Any of these activities could, however, adversely affect the market price of the Company’s common stock.

This press release is neither an offer to sell nor a solicitation of an offer to buy the Convertible Notes or the shares of common stock issuable upon conversion of the Convertible Notes, if any, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

The Convertible Notes and the shares of common stock issuable upon conversion of the Convertible Notes, if any, have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the planned offering, business strategies, market potential, future financial and operational performance and other matters. Words such as “anticipates,” “estimates,” “expects,” “projects,” “forecasts,” “intends,” “plans,” “will,” “believes” and words and terms of similar substance used in connection with any discussion of future operating or financial performance identify forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs about future events and are inherently susceptible to uncertainty and changes in circumstances. Except as required by law, the Company is under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. With respect to the planned offering, such uncertainties and circumstances include whether the Company will offer the notes or consummate the offering; the anticipated terms of the notes and the use of the net proceeds from the offering; and whether the convertible note hedge and warrant transactions will become effective. Various factors could also adversely affect the Company’s operations, business or financial results in the future and cause the Company’s actual results to differ materially from those contained in the forward-looking statements, including those factors discussed in detail in the “Risk Factors” sections contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “Annual Report”) and Quarterly Report on Form 10-Q for the three months ended September 30, 2014 (“Quarterly Report”), filed with the Securities and Exchange Commission. In addition, the Company operates in a highly competitive, rapidly changing and technology-driven industry. This industry is affected by government regulation, economic, strategic, political and social conditions, technological developments and, particularly in view of new technologies, the continued ability to protect intellectual property rights. The Company’s actual results could differ materially from management’s expectations because of changes in such factors. Achieving the Company’s business and financial objectives, including improved financial results and maintenance of a strong balance sheet and liquidity position, could be adversely affected by the factors discussed or referenced under the “Risk Factors” sections contained in the Annual Report and Quarterly Report as well as, among other things: (1) changes in the Company’s plans, strategies and initiatives; (2) the Company’s ability to manage its anticipated growth, (3) stock price volatility; (4) future borrowing and restrictive covenants under the revolving credit facility; (5) the impact of acquisitions, dispositions and other similar transactions; (6) the Company’s ability to attract and retain key employees;

and (7) the Company’s ability to attract and retain new and existing customers to its solutions.

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Media Contact:
Yvonne Donaldson
ydonaldson@pros.com
713.335.5310

Investor Contact:
Staci Strauss-Mortenson
staci.mortenson@icrinc.com
203.682.8273

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